Host America

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
Host America Corporation
Two Broadway
Hamden, CT 06518
(203) 248-4100
www.hostamericacorp.com
www.enerlume.com

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
SAFE HARBOR STATEMENT
This Presentation contains “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. “Forward-looking statements” are those statements that describe management’s beliefs and expectations about the future. Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in the “Risk Factors” section of our 2007 Annual
Report on Form 10-K.
The Company’s actual results could differ materially from those discussed in the forward-looking statements included in this Presentation, including the financial projections.
We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,”
“may,” “will,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, in this Presentation to identify forward-looking statements.
These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements.

ENERLUME | EM™
Fluorescent Lighting Energy Management

Host America
Corporation
&
Corporate Dining
Division
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Current Organization Chart

RS Services
(Energy Management Services)
Wholly Owned Subsidiary
Of Host America
Corporation
EnerLume | Corp.
(Energy Management Products)
Wholly Owned Subsidiary
Of Host America
Corporation
Lindley Food Service
Wholly Owned Subsidiary
Of Host America
Corporation

ENERLUME | EM™
Fluorescent Lighting Energy Management

RS Services
(Energy Management Services)
Wholly Owned Subsidiary
Of EnerLume Energy
Management Corp.

EnerLume Energy
Management
Corp.
OTCBB: CAFE.OB
Proposed Future Organization

EnerLume | Corp.
(Energy Management Products)
Wholly Owned Subsidiary
Of EnerLume Energy
Management Corp.

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB

Our mission is to lead the marketplace to the
new levels of efficient utilization of utilities
demanded by the economic cost of energy and
the global demand for conservation. We will
research, develop and provide the customized
products, services and responsible information
expected of a business committed to the high
technology demands of the energy management
workplace.

MISSION
STATEMENT

ENERLUME | EM™
Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
− Why Look At Lighting?
• Lighting accounts for 40%-80% of electricity
  used in most facilities
• Fluorescent lighting with T8 ballasts and lamps is
  cost effective and reliable
• EnerLume | EM™ reduces consumption when
  added to existing T8 fluorescent lighting systems
•   Electric rates are skyrocketing

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
* Source: www.eia.doe.gov
** Source: Management Estimates
2005 Commercial and Industrial Cost		Total Commercial and Industrial Space
Nationwide kWh Consumption *	2,294,235,085,000	Sq. Ft of Comm. & Industrial Space *	71,658,000,000
Lighting Percentage *	40%	Estimated % Fluorescent Lighting **	80%
2005 Lighting Consumption	917,694,034,000	Est. Sq. Ft. Fluorescent Lighting Treatable	57,326,400,000
Average Price Per Kw	$0.11	Avg. Sq. Ft Serviced by One EnerLume | EM Unit	35,000
Total 2005 Kw Cost for Lighting	$100,946,343,740	EnerLume | EM Potential Unit Sales	1,637,897
Estimated Percentage of Fluorescent Lighting **	80%	Average EnerLume | EM Price to MCP	$3,750
Kw Spent on Fluorescent Lighting	$80,757,074,992	Total Product Sales	$6,142,114,429
EnerLume | EM Provided Savings	15%	Capitalization of 10% Market Share	$ 614,211,429
Potential National 2005 Savings		Capitalization of 5% Market Share	$ 307,105,714
Using EnerLume | EM	$12,113,561,249	Capitalization of 1% Market Share	$ 61,421,143
Nationwide Electricity Cost In 2005
+ Estimated Market Share

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
− The Product

ENERLUME | EM™

Fluorescent Lighting Energy Management

ENERLUME EM™
Fluorescent Lighting Energy Management
Existing or new over current protection as required by N.E.C. or A.H.J. (Supplied by others.)
FEED CKT. BRKR.
G N A B C
LIGHTING PANEL
Existing or new lighting panel. (Supplied by others.)
G N A B C

TYPICAL INSTALLATION CONFIGURATION
EnerLume|EM™ Energy Management
60 - 200 Amp. 120/208V to 277/480V 3P4W

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− The Install

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
− How It Works
•   Algorithm tells ballast when to draw power—
   when voltage is right
•   Maintains full, peak voltage for maximum light
   output
•
Ballasts draw when it’s efficient to do so
•
Increases ballast efficiency
•   Increases lighting system efficacy—more
   lumens per watt consumed

ENERLUME | EM™

Fluorescent Lighting Energy Management

Beat the
Rate Hikes
Save Energy
Maintain Light
Great ROI
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− Facility Needs
•    Survive crippling
    electric rate increases
•    Maintain lighting levels
    in work areas
•   Create an affordable
      solution

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
− Meeting the Needs
•
Programs Lights for Extra Savings
– Windows based software allows programmable
   events:
•
Three phases programmed separately
–
All three on with savings during work hours
–   Turn off two and program third for max savings at night
•   Turns all lights off when not needed—doesn't
   count on last person out to remember
•
Turns all lights on before people arrive

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− Marketing Plan
•    Develop Best Practices by Working with MCP’s &
    DCP’s
–
MCP / DCP Requirements
•
Install/survey force
•
Sales requirements
•
Inventory requirements
–
Marketing Materials
•
Brochures
•
PowerPoint presentation
•
Installation manual
•
Sales training manual
•
Trade shows / publications

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
− Marketing Plan
•    Direct MCP’s / DCP’s to End User Account
    Types With Maximum Simplicity and Greatest
    Chance of Success:
–
Parking garages
–
Distribution centers & warehouses
–
Retail stores
–
Schools

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− Low Hanging Fruit
•
Previous lighting retrofit clients—T12’s to T8’s
•
Previous or new clients with T12’s
–
Tie breaker for retrofit work
–
Door opener
•
New clients with “recent” T8’s = Door opener
•
Clients in the “high rate” areas:
–
Northeast
–
Florida
–
Texas
–
California

ENERLUME | EM™

Fluorescent Lighting Energy Management

OTCBB: CAFE.OB
− Marketing Plan
•
Develop Next “EM” Product(s)
–
Complete specification and market study
–
Issue development contract
–
Continue to look for new product opportunities
•
Trade shows
•
MCP / DCP / CP sales staff
•
RS Services observations
•
Magazines, newspapers, trade journals

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− Key Benefits
•
Saves Energy
•
Needs No Special Ballasts
•
Maintains Light Levels
•
Allows Programmable Changes
•
Extends Ballast Life
•
Reduces A/C Loading
•
Listed by UL/CUL

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− ROI
•  Break-Even Point is Nearly Always Less Than 24
  Months
–
Add utility rebates − Often drops to 18 months
–  Add tax deductions from EPACT Tax Act of 2005
   − Often drops to less than 12 months
–
Add tomorrow’s electric rates −
Who Knows?

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− Case Studies
•  Dean Warehouse Chain (Rhode Island)—
   Savings of 18%
•  Pepsico Bottling Plant (Rhode Island)—
   Savings of 15%
•  Medway High School (Massachusetts)—
   Savings of 18%
•   UCONN (Connecticut)—Savings of 17%

- Anticipated Margins
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•     Each MCP Agreement Requires an Upfront
     Inventory Purchase Requirement and to Maintain
     Annual Inventory Levels
•     EnerLume Pricing to MCP
•     Wholesale Pricing to CP’s is Governed by the
     MCP
•     Retail Pricing to End User Varies Upon Market
     Conditions
•       Our Margin is Anticipated at 50% - 55%

                     - Anticipated Profitability
•        Given That Estimated Margin is Anticipated at 50% -
            55%…
–     Anticipate monthly positive cash flow from operations by
      end of fiscal year (June 30, 2008)
–      Anticipate overhead costs fully absorbed after
      approximately $5.5M in EnerLume | EM™ sales
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FORECAST - FISCAL 2008 +
OPPORTUNITIES
•
Sign on 4 MCP’s by Calendar Year End
•    Each MCP Agreement Requires Upfront Inventory Purchase
    Requirement
•
Pricing to MCP:
–
60   Amp unit = $2,395 - Cost to EnerLume = $   895 = Margin of 62%
–
100 Amp unit = $3,195 - Cost to EnerLume = $1,125 = Margin of 65%
–
200 Amp unit = $4,995 - Cost to EnerLume = $1,705 = Margin of 66%
•
Anticipate Overall Corporate Profitability by Fiscal 2008 End

		Actual	Forecast
		F2007	F2008
EnerLume | EM
60 Amp		13	534
100 Amp		85	786
200 Amp		25	280
Total Product Sales - Units		123	1,600
EnerLume | EM
60 Amp	Price to MCP $2,395	31,135	1,278,930
100 Amp	Price to MCP $3,195	271,575	2,511,270
200 Amp	Price to MCP $4,995	124,875	1,398,600
Freight & Other		17,415	224,000
Total Product Sales - $		$445,000	$ 5,412,800

Energy Product Forecast 2008

ENERLUME | EM™

Fluorescent Lighting Energy Management

HOST AMERICA CORPORATION

THANK YOU

OTCBB: CAFÉ.OB